Exhibit 32

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:

(i)            the accompanying Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)           information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 9, 2006	/S/ KEVIN W. SHARER
Kevin W. Sharer
Chairman of the Board, Chief Executive
Officer and President

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Amgen Inc. (the “Company”) hereby certifies that:

(i)            the accompanying Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)           information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 9, 2006	/S/ RICHARD D. NANULA
Richard D. Nanula
Executive Vice President
and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Amgen Inc. and will be retained by Amgen Inc. and furnished to the Securities and Exchange Commission or its staff upon request.